EXHIBIT 10(ae)

                  MODINE MANUFACTURING COMPANY
                        STOCK OPTION PLAN
                    FOR THERMACORE EMPLOYEES
                            UNDER THE
             DTX CORPORATION 1995 STOCK OPTION PLAN


     The "Modine Manufacturing Company Stock Option Plan for Thermacore Employees Under the DTX Corporation 1995 Stock Option Plan" has been adopted by Modine Manufacturing Company ("Modine") pursuant to the terms and conditions of an Agreement and Plan of Merger, dated December 13, 2000, as amended by the First Amendment thereto, dated March 15, 2001, among Modine, Modine Merger Co., and Thermacore International, Inc., formerly known as DTX Corporation ("Thermacore"), providing for the merger of Modine Merger Co., a wholly owned subsidiary of Modine, with and into Thermacore (the "Merger"), effective as of April 27, 2001, the effective date of the Merger. Effective as of that same date, Modine changed the name of the plan to its present name and amended and restated the plan in its entirety to read as follows:

1.   PURPOSE OF THE PLAN.
     -------------------

     This Modine Manufacturing Company Stock Option Plan for Thermacore Employees under the DTX Corporation 1995 Stock Option Plan (hereinafter referred to as the "Plan") is intended to advance the interests of Thermacore and Modine by providing key employees who have substantial responsibility for the direction and management of Thermacore or any subsidiary corporation with additional incentive for them to promote the success of Thermacore, as a wholly owned subsidiary of Modine, and by increasing their proprietary interest in Modine under conditions which will encourage their continued employment in the service of Thermacore.

2.   ADMINISTRATION OF THE PLAN.
     --------------------------

     (a) The Plan shall be administered by the Compensation Committee (hereinafter referred to as the "Committee") of the Board of Directors of Thermacore (hereinafter referred to as the "Board"); provided, however, that effective as of the effective date of the Merger, all responsibility for the administration of the Plan shall be assumed by the Officer Nomination and Compensation Committee of the Board of Directors of Modine, all references in this Plan to the "Committee" shall henceforth be deemed to be references to that committee, and all references to the "Board" shall henceforth be deemed to be references to the Board of Directors of Modine.

     (b) The Committee shall act by a majority vote; provided, however, that no option may be granted without the affirmative vote of at least one director who is not a participant in the Plan.
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     (c)  Without limiting the scope of such authority, but
          always being subject to the other provisions of the Plan, the Committee shall have the plenary authority, in its sole discretion to recommend to the Board: (i) the employees of Thermacore or any subsidiary corporation of Thermacore to whom options shall be granted; (ii) the time or times at which options shall be granted; (iii) the option price of the shares subject to each option; (iv) the time or times when each option shall become exercisable and the duration of the exercise period; (v) the number of shares of the stock to be granted pursuant to the Plan; and (vi) interpretations of the Plan and actions to prescribe, amend, and rescind rules and regulations for putting it into effect and administering it. The Committee shall place its recommendations before the Board in the form of a motion.

     (d) The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith and reliance upon the advice of counsel.

     (e) The form of the options granted pursuant to this Plan shall be evidenced by Stock Option Agreements in such form as the committee shall from time to time adopt. Options may, but need not, be subject to such terms and conditions as will qualify their holders for special Federal income tax treatment pursuant to any provision of the Internal Revenue Code of 1986 as may be enacted from time to time. Each option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Stock Option Agreement with respect to such option; provided, however, that no option shall be exercised later than ten years from the date of grant of the option.

3.   SHARES OF THE STOCK SUBJECT TO THE PLAN.
     ---------------------------------------

     An aggregate of 15,000 shares of Thermacore common stock was originally reserved for use upon the exercise of options to be granted from time to time under the Plan, as such number may have been adjusted, from time to time, under Section 8 of the Plan. Upon the effective date of the Merger, each outstanding option to acquire one share of Thermacore common stock under the Plan was converted into an option to acquire
     1.01592 shares of Modine common stock. Effective as of the effective date of the Merger, 25,778 shares of Modine common stock will be reserved for use upon the exercise of options previously granted under the Plan. Following the effective date of the Merger, no additional options will be granted under the Plan. The shares to be issued upon exercise of options granted under this Plan shall be made available at the discretion of the Board either from authorized by unissued shares of common stock or from issued shares of common stock reacquired by Modine.

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4.   ELIGIBILITY AND PARTICIPATION.
     -----------------------------

     (a) Options may be granted only to persons who are key employees of Thermacore or a subsidiary corporation of Thermacore. The term "key employees" shall include officers, directors, executives, and supervisory personnel, as well as other employees of Thermacore or any subsidiary corporation of Thermacore who perform services of major importance in the management, operation, and development of Thermacore or any subsidiary corporation of Thermacore; provided, however, that the term "key employees" shall not include a director who is not also a full-time employee of Thermacore or a subsidiary corporation of Thermacore. For the purpose of this Plan, "employee" shall mean any individual who qualifies as a "key employee."

     (b) Notwithstanding any other provision of this Plan, the aggregate fair value (determined at the time the options are granted) of the stock for which any employee may be granted stock options in any calendar year, under this or any such stock option plan established by Thermacore or any subsidiary corporation of Thermacore shall not exceed $100,000.00, plus any unused limit carryover to such calendar year, as defined in Section 422A(c)(4) of the Internal Revenue Code.

5.   OPTION PRICE.
     ------------

     (a) The purchase price per share of stock covered by a qualified option shall be determined by the Board at the time the option is granted, but in no event shall the option price be less than the fair value of the common stock shares at the time the option is granted as required by Section 422A(b)(4) of the Internal Revenue Code; provided, however, that with respect to any incentive stock options granted to an employee who, at the time of the option is granted, owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of Thermacore or any subsidiary corporation of Thermacore ("Ten Percent Stockholder"), the option price per share shall have been at least 110 percent (110%) of such fair value of the stock subject to the option at the time the option is granted. The fair value shall mean, on any given date, the mean between the highest and lowest prices of actual sales of shares of the common stock on the principal national securities exchange on which the common stock is listed on such date or, if the common stock is not so listed on such date, then fair value shall be the set price as determined periodically by the Board in good faith or in the manner established by the Board from time to time.

     (b) In determining the fair value of the shares on the date of the grant of the option, if such shares of common
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          stock are not listed on a national securities exchange,
          the Board will consider a variety of factors, including past and current earnings, earnings estimates, the ratio of Thermacore capital stock to debt, book value, other factors affecting the business and long range prospects of Thermacore and general economic conditions; provided, however, that all valuations of stock shall be conducted in accordance with the applicable Department of Treasury Regulations and generally accepted accounting and valuation procedures. The fair value of stock shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, as provided in
          Section 422A(c)(10) of the Internal Revenue Code.

6.   PERIOD OF OPTION AND CERTAIN LIMITATIONS ON RIGHT TO EXERCISE.
     -------------------------------------------------------------

     (a)  Time Within Which Grant Must Be Made.
          ------------------------------------

          All options granted under this Plan shall be granted on or before October 25, 2005, and shall be evidenced by a Notice of Grant of Stock Option ("Notice of Grant") that shall be executed on behalf of Thermacore, and following the Merger, by a Stock Option Agreement executed on behalf of Modine. The terms of the Notice of Grant shall be determined from time to time by the Committee consistent, however, with the terms of the Plan, and the terms of the Stock Option Agreement shall be consistent with the terms of the Notice of Grant and the Plan.

     (b)  Periods of Exercise of Options.
          ------------------------------

          An option shall be exercisable in whole or in part at such time or times as may be determined by the Committee and stated in the Notice of Grant, provided that no option shall be exercisable before the first anniversary of the date of the grant and that no option shall be exercisable after the expiration of five (5) years from the date the option is granted in the case of an option granted to a Ten Percent Shareholder or after the expiration of ten (10) years from the date the option is granted in all other cases, except as provided below:

          (i) In the event that an employee who has been granted an option (hereinafter referred to as an "optionee") ceases to be employed by Modine, Thermacore or any subsidiary corporation of Modine or Thermacore for any reason other than death or disability, within the meaning of Section 22(c)(3) of the Internal Revenue Code, any option or options granted to him under the Plan which have not yet expired or been exercised shall not be exercisable after three (3) months from the date the optionee ceases to be employed; provided,
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               however, that in the case of involuntary
               termination for cause, all options shall immediately become invalid.

          (ii) If an optionee ceases to be employed by Modine, Thermacore or any subsidiary corporation of Modine or Thermacore due to disability, within the meaning of Section 22(e)(3) of the Internal Revenue Code, any option or options granted to the optionee under the Plan which have not yet expired or been exercised shall not be exercisable after one (1) year from the date the optionee ceases to be employed.

         (iii) In the event that an optionee ceases to be employed by Modine, Thermacore or any subsidiary corporation of Modine or Thermacore by reason of his or her death, or dies within three (3) months after his voluntary termination, any option or options granted to the optionee under this Plan and not theretofore exercised or expired shall be exercisable by the estate of the optionee or by any person to whom the rights of the optionee shall have passed by will or by the laws of descent and distribution even if the date of exercise is within any time period prescribed by the Plan prior to which such option shall not be exercisable.

     (c)  Holder of Shares.
          ----------------

          No optionee or his legal representative, legatees, or distributees, as the case may be, will be, or will be deemed to be, a holder of any share subject to an option unless and until certificates of such shares are issued to him or them under the terms of the Plan. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (d)  Restrictions or Transferability.
          -------------------------------

          Each option granted under this Plan shall not be transferrable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by the optionee. Upon the death of an optionee, the person to whom the rights shall have passed will or by the laws of descent and distribution may exercise any options only in accordance with the provisions of Paragraph 6, subparagraph (b). Except as permitted by the first sentence in this Paragraph, no option privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt to
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          transfer, assign, pledge, hypothecate, or otherwise
          dispose of the option, or of any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option, right or privilege, the option and such rights and privileges shall immediately become null and void.

     (e)  Payment.
          -------

          Full payment for the shares of stock purchased upon the exercise of an option shall be made (i) in cash, or by check, bank draft or money order payable to the order of Modine, (ii) by delivering shares of stock of Modine of equivalent fair market value on the date the option is exercised, or (iii) by attestation (i.e., by affidavit identifying for delivery specific already-owned shares of Modine common stock having a fair market value on the date the option is exercised equal to the aggregate exercise price, but not actually delivering such shares to Modine). No exercise of an option granted under this Plan shall be complete, and no share certificate issued, until full payment is received by Modine.

     (f)  Issuance of Certificates; Payment of Cash.
          -----------------------------------------

          Only whole shares of stock shall be issuable upon the exercise of options. Any right to a fractional share shall be satisfied in cash. Subject to the other provisions of this Plan, upon payment of the option price, a certificate for the number of whole shares and a check for the value on the date of exercise of any fractional share to which the optionee is entitled shall be delivered to such optionee.


     (g)  Date of Exercise.
          ----------------

          The date of exercise of an option shall be the date on which written notice of exercise, addressed to Modine at its main office to the attention of its Secretary, is hand-delivered, telecopied, or mailed first class, postage prepaid; provided, however, that Modine shall not be obliged to deliver any certificates for shares pursuant to the exercise of an option until the optionee shall have made payment in full of the option price of such shares. Each such exercise shall be irrevocable when given.

     (h)  Prior Options.
          -------------

          No incentive stock option granted under this Plan shall be exercisable while there is outstanding in the hands of the optionee any incentive stock option (whether granted under this Plan or any other stock option plan established by Thermacore or a parent or subsidiary corporation of Thermacore or a predecessor corporation of any such corporations) which was granted prior to time to the incentive stock option then proposed to be exercised. For purposes of the Plan, an incentive stock option shall be considered and treated as outstanding until such option is exercised in full or expires by reason of the lapse of time.

7.   RIGHTS AS SHAREHOLDERS.
     ----------------------

     An optionee shall have no rights as a shareholder with respect to any shares covered by his or her options until the date of the issuance of a stock certificate for such shares.

8.   CHANGES IN CAPITALIZATION.
     -------------------------

     In the event of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights, or other similar corporate change, the Board shall, subject to the various restrictions of the Plan, make an appropriate proportional adjustment in the aggregate number of shares that may be subject to options, and the number of shares subject to, and the option price of, each then-outstanding option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional common stock or securities.

9.   MERGERS, DISPOSITIONS AND CERTAIN OTHER TRANSACTIONS.
     ----------------------------------------------------

     If, during the term of an option, Modine shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of Modine, Modine may choose to take no action with regard to the options outstanding or to take any of the following courses of action:

     (a) Not less than 15 days nor more than 60 days prior to any such transaction, all optionees shall be notified that their options shall expire on the 15th day after the date of such notice, in which event all optionees shall have the right to exercise all of their options prior to such new expiration date; or

     (b) Modine shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options to the optionees to acquire shares in such corporation with respect to which the excess of the fair value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the option price, shall not be greater than the excess of the value of the shares over the option price of options, immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

     (c) Modine shall take such other action as the Committee shall determine to be reasonable under the circumstances in order to permit optionees to realize the value of rights granted to them under the Plan.

10.  PLAN NOT TO AFFECT EMPLOYMENT.
     -----------------------------

     Neither the existence of the Plan nor the granting of any option thereunder shall confer upon any employee of Thermacore any right to continue in the employment of Thermacore.

11.  EFFECTIVE DATE AND TERM OF PLAN.
     -------------------------------

     The Plan became effective on October 25, 1995 and was adopted by Modine, and amended and restated in its entirety, effective April 27, 2001. The Plan shall expire on October 25, 2005, unless sooner terminated by the Board.

12.  AMENDMENT OF PLAN.
     -----------------

     The Board of Directors may at any time and from time to time make such amendments of this Plan (including the Notice of Grant and the Stock Option Agreement) as it shall deem advisable; provided, however, that no amendment of this Plan may, without the consent of the holder of an existing option, adversely affect his rights thereunder.

13.  EXPIRATION AND TERMINATION OF THE PLAN.
     --------------------------------------

     The Plan may be abandoned or terminated at any time by the Board except with respect to any options then outstanding under the Plan.


April 27, 2001

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